                                                [GRAPHIC]

 THE FOREIGN & COLONIAL
 EMERGING MIDDLE EAST FUND, INC.

 ANNUAL REPORT
 OCTOBER 31, 1998

                     [LOGO]

GENERAL INFORMATION

THE FUND

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in equity securities of Middle East issuers. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging Middle East issuers. The balance of the Fund's assets are invested in equity and corporate debt securities of other Middle East issuers and sovereign debt obligations of Middle East countries.

THE INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited ("FCEM" or the "Investment Adviser"), an indirect wholly-owned subsidiary of Foreign & Colonial Management Ltd., is the Fund's investment adviser.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "ForClE" or "ForegnColon". The Fund's NYSE trading symbol is "EME".

Net asset value and market price information regarding the Fund's shares is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers. All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, State Street Bank and Trust Company, at 800-426-5523.

DISCOUNT TO NET ASSET VALUE

On December 10, 1998, the Fund's Board of Directors resolved that if the average weekly discount of the Fund's shares for the fiscal year ending October 31, 2000 is equal to or greater than 15%, it is the Board's current expectation that it would submit to stockholders a proposal to liquidate the Fund at the following annual meeting of stockholders, absent unusual market or other conditions that exist at that time.

The Board of Directors regularly monitors the Fund's discount to net asset value and in that connection, has considered various options to address the discount, including share repurchase programs, tender offers and open-ending the Fund. The Board believes, however, that these options would not be in the best interests of all stockholders. Therefore, at its most recent meeting in October, the Board began consideration of the resolution described above and after interim discussions, the Board held the meeting on December 10th to approve the resolution in its final form.

The Board continues to be strongly of the view that a closed-end format rather than an open-end format is the most suitable vehicle for investment in the relatively illiquid markets of the Middle East. The Fund was established only four years ago and was designed as a long-term investment vehicle. The Fund has experienced positive performance and in that regard, the Fund's cumulative net asset value total return from the period since inception through October 31, 1998 was approximately 28%. In addition, FCEM actively promotes analyst coverage of and investor interest in the Fund, with the expectation that increased demand for Fund shares will help narrow the discount. FCEM also continues to believe that investing in Middle East issuers will provide attractive long-term growth opportunities.

The Board, however, recognizes that while a substantial discount exists, stockholders cannot realize the full value of their Fund shares through the sale of the shares on the open market. For this Fund, liquidation is the most certain and practical way to ensure the realization of close to full value. Liquidation, however, terminates the opportunity that the Fund represents for its stockholders, which is to have a diverse investment in a region of otherwise relatively illiquid markets. Balancing the interests of stockholders in realizing closer to full value at some point against the long-term nature of an investment in the Fund, the Board currently expects to conclude that, if a discount persists as described, the end of 2000 is an appropriate time to propose liquidation to the stockholders. This is, in the Board's view, the most practical alternative available to the Fund.

The annual meeting of stockholders of the Fund will take place on January 21, 1999 at 10:00 a.m.

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to assure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on its ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential affect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

TAX INFORMATION

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (October 31, 1998) as to the U.S. federal tax status of long-term capital gain distributions received by the Fund's shareholders in respect of such fiscal year. Accordingly, during the fiscal year ended October 31, 1998, the Fund paid to shareholders $0.7849 per share from net long-term capital gains. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their tax advisers with respect to the tax consequences of their investment in the Fund.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividends.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

OTHER INFORMATION

Since October 31, 1997, there have been no: (i) material changes in the Fund's investment objectives or policies; (ii) changes to the Fund's charter; (iii) material changes in the principal risk factors associated with investment in the Fund; or (iv) change in the person primarily responsible for the day-to-day management of the Fund's portfolio.

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's by-laws. For example, the by-laws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain by-law provisions were made to conform to the by-law provisions of more recently organized Maryland companies.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Dividend Reinvestment Plan (the "Plan"), shareholders whose shares are registered in their own names are deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares a dividend or capital gain distribution payable either in the Fund's shares or in cash, as shareholders may have elected, participants in the Plan will receive shares of the Fund, as outlined below. Whenever the market price per share is equal to or exceeds the net asset value per share as of the valuation date, participants will be issued new shares at a price per share equal to the greater of (a) the net asset value per share on that date or (b) 95% of the market price per share on that date. The valuation date will be the dividend or distribution payment date or if that date is not a trading day on the NYSE, the immediately preceding trading day. The Fund will not issue shares under the Plan at a price below net asset value. If net asset value exceeds the market price of the Fund's shares on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, purchase shares in the open market, on the NYSE or elsewhere, for the participants' accounts on or shortly after the payment date. If, prior to the Plan Agent completing its purchases, the market price per share exceeds net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share of the Fund, resulting in the acquisition of fewer shares than if the dividend or capital gain distribution had been paid in shares issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the entire dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests that the Plan Agent sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commission.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions is borne by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions.

The automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional shares issued by the Fund, participants should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date), and should have a cost basis in such shares equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a cash distribution that such shareholder would have received had it not elected to have such distribution reinvested.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid (i) subsequent to notice of the change sent to all shareholders of the Fund at least 90 days prior to the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' prior written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209.

REPORT OF INVESTMENT ADVISER

Dear Shareholder:

We are pleased to present the annual report of The Foreign & Colonial Emerging Middle East Fund Inc. (the "Fund") for the fiscal year ended October 31, 1998 (the "Fiscal Year"). During the Fiscal Year, the Fund's net asset value total return was -17.5%, partly reflecting the difficult environment for emerging markets over the past year, although markets in the region generally fared better than those in Asia, Eastern Europe and Latin America.

MOROCCO

After the country's first ever general elections at the end of 1997, there was a smooth transfer of power to Prime Minister El-Youssoufi's soft-left administration. It is clear that King Hassan intends to closely oversee the programs of the country's first-ever GOUVERNEMENT D' ALTERNANCE (alternating government between right and left wing parties) and there is little likelihood of major policy changes. The long-running Western Sahara issue now awaits a United Nations-brokered resolution in February 1999 at the earliest, having been postponed (again) from December 1998 due to continued disagreement regarding voter identification procedures.

With a moderate 1998 harvest, official forecasts of GDP growth have been scaled back towards the 7% level the private sector was expecting. GDP growth expectations for 1999 assume a neutral primary contribution and therefore approximate 4%. Non-food inflation has accelerated slightly from the 1997 average of only 1%, reaching 2.1% year on year at the end of August 1998. The broad thrust of monetary policy will continue to be cautious and anti-inflationary, although the Central Bank is pressuring commercial banks to reduce their business lending rates. The medium-term concern remains that not enough money is making its way into productive investments.

The stock market rose 38.7% in US$ terms, over the past 12 months. This is an under-issued market and the rapidly growing local investor bank (mutual funds' assets under management have grown in excess of 120% since the beginning of the year) ensures that the stock market remains well-bid.

EGYPT

Despite the occasional violent incident, such as the terrorist attack in Luxor at the end of last year, Egypt continues to enjoy a relatively high level of political stability as militant Islamic groups do not have widespread public support. In the most recent mid-term elections this past June, the ruling National Democratic Party ("NDP") swept to its usual landslide victory for the Shura council (Egypt's consultative senate). The 264-member council presently consists of only three opposition members, appointed by the President in previous years, and eight independents (mostly former NDP party members).

An International Monetary Fund ("IMF") team visited Cairo in July for the final review of the US$350m loan extended to Egypt (but never used) under their standby credit program that expired at the end of this past September. The IMF is forecasting economic growth of 5.5% in fiscal 1998/99 (1997/98 was 5.3%) and is confident that this target is realistic, citing sub-4% inflation and a budget deficit of under 1% of gross domestic product ("GDP") in 1997/98. Given the fall-out from the Luxor incident and the downward pressure on oil prices in the wake of the Asian crisis, the current account will go into deficit after last year's modest surplus. However with reserves of approximately $20 billion (18 months' imports), an estimated current account deficit of approximately US$1.4 billion is not of great concern.

Despite robust economic performance, the stockmarket has yet to respond as the local index declined 32% in US$ terms during the past 12 months. Turnover remains relatively low, although the government has recently attempted to stimulate demand by mandating three local fund managers to invest EGP900 million (US$260 million) of Social Security funds into the equity market.

TURKEY

Once again the perennial question of the date of early elections has been raised. In early July, parliament approved, almost unanimously, the proposal that Prime Minister Yilmaz stand down at the end of the year in order that a caretaker government could take over before elections in April 1999. However, the continuing lack of confidence in emerging markets has led to calls for the elections to be postponed to avoid a damaging four-month period of uncertainty. At the time of writing, a political crisis allegedly linking the Prime Minister to organized crime could possibly bring down the government in a vote of confidence before the end of the year.

Progress continues to be made on the twin problems which have plagued the Turkish economy for decades, high inflation and a large budget deficit. Despite a higher than expected monthly increase in September, the annual Wholesale Price Index fell from 91% to 80% while the Consumer Price Index decreased from 99% to 66% since the start of the year. Increased tax revenue has produced a primary budget surplus expected to approximate 4.5% at year end but continued high interest rates will push up funding costs, giving an expected budget deficit of 7% of GDP at the end of 1998, down from 8% of GDP in 1997.

The stock market has experienced roller coaster performance over the last 12 months, decreasing 51.5% in US$ terms. The recent fall, which began at the end of July, was triggered by the continuing decline in international markets and as one of the more liquid and more volatile emerging markets, Turkey suffered more than most from the sell-off by international investors.

ISRAEL

Prime Minister Netanyahu continues to keep his fractious coalition of 61 of the Knesset's 120 seats barely together. As in the past, Netanyahu appears driven by survival instinct rather than policy objectives, and while he frequently upsets his coalition partners, the fear of losing power and influence has kept them from breaking ranks. The latest chapter in the Middle-East peace process took place in the U.S. in October 1998, where Prime Minister Netanyahu and Palestinian President Yassar Arafat eventually signed an interim peace accord after a nine day marathon summit amidst much arm-twisting from President Clinton. At the time of writing, the Israeli cabinet still has to approve the agreement.

Economically, Israel remains in the midst of a slowdown, with the government committed to structural reform. Estimated 1998 growth stands at 1.7%, with growth constrained by tight monetary and fiscal policies, declining immigration and tourism, and restructuring away from the agriculture and textiles sectors. Year-to-date, strong export growth of 4% has kept the economy buoyant, with solid demand in the U.S. and Europe compensating for weakness in Asia. There has been progress on the inflation front as inflation is down to 3.2% year on year from 7% in 1997, enabling the Bank of Israel to reduce interest rates 1.5% in early August 1998 to 9.5%.

Over the past 12 months, the stock market declined 16.7% in US$ terms. Recently, large blue chips have been severely affected, as were most technology-related stocks and companies exporting to Latin America.

JORDAN

With King Hussein diagnosed as having cancer, the political situation in Jordan looks more uncertain, despite a well-entrenched succession procedure. Crown Prince Hassan, the king's younger brother, has been heir apparent since 1965 and should he take over, general government policy is likely to remain largely unchanged. The current Prime Minister, Abdel-Salam al-Majali, is likely to remain in power for no more than twelve months following the revelation that economic growth data for 1996 and 1997 had been incorrectly reported. After publishing growth rates for 1996 and 1997 of 5.2% and 5%, respectively, the government revised downwards these figures to 1% and 2.5%, respectively, for each of the two years, well below the annual rate of population growth. Growth in 1998, as a result of reduced exports to the Asian region, is unlikely to exceed 2%.

Due primarily to a lack of foreign participation, the stock market has remained relatively steady, decreasing 5.5% in US$ terms during the past 12 months.

TUNISIA

President Ben-Ali is likely to maintain his power grip for the foreseeable future. He is expected to win an overwhelming victory when he stands for his second (and, constitutionally, final) re-election as president in March 1999. The country should remain stable in the short- to medium-term, despite its sensitive geopolitical location, and is unlikely to follow neighboring Algeria into civil conflict.

We expect that the economy in general, and the trade deficit in particular, will suffer in 1998 from the sharp slowdown in world trade brought about by the Asian crisis. However, the overall picture is set to remain reasonably virtuous with 4% growth and sub-5% inflation this year (despite a 5% rise in the minimum wage and a poor harvest in 1997).

Activity on the stock market has remained sluggish, with retail investors awaiting a catalyst before venturing back into equities despite the 1% increase in the local index in US$ terms over the last 12 months.

OMAN

Domestically, Sultan Qaboos bin Said al-Said remains firmly in control. However, by retaining the post of Prime Minister (as well as the positions of defense, foreign affairs and finance) he leaves the cabinet without a natural leader in his absence. The less certain economic climate and rising unemployment, estimated externally at 10% of the workforce, has made the younger generation of Omanis more willing to express their discontent (privately at least) about economic and social problems.

The IMF visited Oman in June and praised the efforts of the Sultanate in the past two years to reduce the country's budget deficit. In 1997, fiscal tightening reduced Oman's total government spending to RO2.288 million (US$5,942 million), equivalent to 38% of GDP, one of the lowest ratios of any Gulf country, bringing Oman's budget deficit to less than 1% of GDP. Sultan Qaboos has admitted, however, that continued low oil prices makes reaching 1998 budget targets almost impossible.

The local stockmarket index in Oman was down 37.2% in US$ terms over the past 12 months due to a combination of low oil prices, tightening liquidity and reaction to the previous year's huge 141% increase.

LEBANON

In October 1998, Lebanon elected General Emile Lahoud as the country's tenth President, thus removing a significant source of uncertainty from the market. Lahoud, who is the second President in Lebanon's history to come from the military, was put forward during a summit at the beginning of October between President Hrawi and his Syrian counterpart, Hafez Assad. It is hoped that Lahoud will use his logistical skills to improve the effectiveness of government as he has in the army.

GDP growth forecasts have been revised down for this year and growth may fall below 3% in 1998, compared to 3.5% last year, largely due to high current interest rates for Lebanese pounds which is holding back private sector investment and causing lower government spending. The government tightened fiscal policy during the 1998 budget and this policy is beginning to produce positive results. Lebanon registered a primary surplus of 3% of GDP in the first half of 1998, the first such surplus to be recorded since the civil war which ended in 1990.

The stockmarket has fallen 23.4% in US$ terms during the last 12 months. Although the outlook on the fiscal side is improving, the current high interest rate environment is likely to have a detrimental effect on economic growth.

OUTLOOK

The outlook for the region remains encouraging due to continuing liberalization and privatization, together with attractive valuations and limited participation by foreign investors. Our favored markets continue to be Egypt and Morocco. Turkey remains uncertain and extremely volatile due to political and economic considerations, while Israel needs to deal with the peace process as well as a slowing economy. The Gulf markets are likely to recover once their public finances have adjusted to the lower oil price environment.

We continue to believe that investing in the Middle-Eastern equity markets, including markets of smaller nations, will provide attractive long-term growth. We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

Jeff Chowdhry                                  James Graham-Maw
Portfolio Manager                              Portfolio Manager

THE FOREIGN & COLONIAL
EMERGING MIDDLE EAST FUND, INC.
NOVEMBER 18, 1998

PORTFOLIO OF INVESTMENTS

October 31, 1998
--------------------------------------------------------------------------------
EQUITIES--93.54%
--------------------------------------------------------------------------------

  SHARES                                                                               VALUE
----------                                                                          -----------
EGYPT--26.14%
            APPAREL & TEXTILES--1.39%
       103  El Nasr Clothing & Textile Co. (KABO).................................  $     1,682
    29,850  Oriental Weavers......................................................      643,124
                                                                                    -----------
                                                                                        644,806
                                                                                    -----------
            CHEMICALS--0.95%
    15,000  Paints & Chemical Ind. (PACIN)........................................      440,160
                                                                                    -----------
            CONSTRUCTION--8.70%
    50,000  Industrial and Engineering Enterprises (a)............................      774,052
    28,000  Madinet Nasr City.....................................................      867,347
    49,230  Suez Cement...........................................................      760,697
    40,000  Suez Cement--GDR (b)..................................................      588,000
    63,975  Torrah Portland Cement (a)............................................    1,040,759
                                                                                    -----------
                                                                                      4,030,855
                                                                                    -----------
            CONSUMER NON-DURABLES--1.22%
    26,790  Misr Refrigeration & Air Conditioning Manufacturing (MIRACO)(a).......      566,261
                                                                                    -----------
            FINANCIAL SERVICES--2.78%
    42,722  Commercial International Bank (CIB)...................................      342,523
    82,400  EFG Hermes Holdings S.A.E--GDR (a)(b).................................      947,600
                                                                                    -----------
                                                                                      1,290,123
                                                                                    -----------
            FOOD & BEVERAGE--2.17%
    35,710  Al Ahram Beverage--GDR (b)............................................    1,003,451
        25  North Cairo Flour Mills...............................................          310
                                                                                    -----------
                                                                                      1,003,761
                                                                                    -----------
            GAS UTILITY--1.95%
    10,500  Egypt Gas.............................................................      903,827
                                                                                    -----------
            HOTELS--1.25%
    19,989  Misr for Hotels (Hilton)..............................................      576,884
                                                                                    -----------
            HOUSING--2.08%
    10,550  Misr Elgadida for Housing.............................................      963,433
                                                                                    -----------
            PHARMACEUTICALS--2.74%
    25,200  Egyptian International Pharmaceuticals (EIPICO).......................    1,270,506
                                                                                    -----------
            PROPERTY--0.73%
     9,000  Alexandria Real Estate Investment (a).................................      337,802
                                                                                    -----------
            STEEL--0.18%
     2,000  Alexandria National Iron & Steel (ANSDK) .............................       84,286
                                                                                    -----------
                                                                                     12,112,704
                                                                                    -----------
ISRAEL--10.89%
            CHEMICALS--1.21%
   316,642  Makhteshim Chemical Works.............................................      560,115
                                                                                    -----------
            ELECTRONICS--3.65%
    35,000  Elbit Systems.........................................................      419,793
    30,000  Elron Electronic Industry.............................................      393,750
    23,743  Formula Systems (1985) (a)............................................      505,991
    12,680  Tadiran...............................................................      370,840
                                                                                    -----------
                                                                                      1,690,374
                                                                                    -----------
            FINANCIAL SERVICES--2.01%
   729,752  Bank Leumi Le Israel..................................................      929,360
                                                                                    -----------
            RETAIL TRADE--1.01%
   182,426  Super Sol.............................................................      469,765
                                                                                    -----------
            PHARMACEUTICALS--0.67%
     7,877  Teva Pharmaceuticals--ADR.............................................      310,649
                                                                                    -----------
            TELECOMMUNICATIONS--2.34%
   140,570  Bezeq The Israeli Telecom.............................................      402,712
    20,591  ECI Telecom--ADR......................................................      682,077
                                                                                    -----------
                                                                                      1,084,789
                                                                                    -----------
                                                                                      5,045,052
                                                                                    -----------

  SHARES                                                                               VALUE
----------                                                                          -----------
JORDAN--6.85%
            BANKING--4.61%
     7,500  Arab Bank.............................................................  $ 2,138,343
                                                                                    -----------
            CONSTRUCTION--1.25%
   137,800  Jordan Cement Factories...............................................      348,371
   151,000  Zara for Investments (a)..............................................      233,286
                                                                                    -----------
                                                                                        581,657
                                                                                    -----------
            HOTELS--0.99%
    69,187  Arab International Hotels (a).........................................      456,712
                                                                                    -----------
                                                                                      3,176,712
                                                                                    -----------
LEBANON--1.79%
            BANKING--1.16%
    20,000  Banque Audi--GDR (a)(b)...............................................      538,000
                                                                                    -----------
            INVESTMENT COMPANIES--0.63%
    40,000  Lebanon Holdings (a)..................................................      290,000
                                                                                    -----------
                                                                                        828,000
                                                                                    -----------
MOROCCO--29.87%
            BANKING--7.65%
     6,484  Banque Commerciale du Maroc (BCM) (a).................................      710,518
    15,000  Banque Marocaine Du Commerce Exterieur (BMCE)--GDR....................      373,500
    20,125  Credit Immobilier et Hotelier (CIH)...................................      600,453
    14,273  Wafabank..............................................................    1,858,262
                                                                                    -----------
                                                                                      3,542,733
                                                                                    -----------
            CONGLOMERATES--11.43%
    18,000  Omnium Nord Africain..................................................    2,333,731
    27,331  Societe Nationale d'Investissement (SNI)..............................    2,962,316
                                                                                    -----------
                                                                                      5,296,047
                                                                                    -----------
            CONSTRUCTION--1.33%
     5,000  Cimenterie de l'Oriental (CIOR).......................................      616,795
                                                                                    -----------
            FOOD & BEVERAGE--8.26%
     8,500  Branoma...............................................................    1,567,755
     6,950  Brasseries du Maroc (BDM).............................................    2,262,124
                                                                                    -----------
                                                                                      3,829,879
                                                                                    -----------
            MINING--1.20%
     6,855  Sonasid CS............................................................      557,801
                                                                                    -----------
                                                                                     13,843,255
                                                                                    -----------
OMAN--1.95%
            INVESTMENT COMPANIES--1.95%
    77,000  Oryx Fund (a).........................................................      904,750
                                                                                    -----------
TUNISIA--3.32%
            BANKING--3.32%
    10,000  Banque Internationale De Tunisie--GDR (a).............................       93,250
   155,000  Banque Internationale De Tunisie--GDR (a)(b)..........................    1,445,375
                                                                                    -----------
                                                                                      1,538,625
                                                                                    -----------
TURKEY--12.73%
            CONGLOMERATES--2.48%
12,500,000  Koc Holding...........................................................    1,150,154
                                                                                    -----------
            CONSTRUCTION--0.49%
10,634,600  Cimsa Cimento Sanayl..................................................      228,935
                                                                                    -----------
            CONSUMER DURABLES--0.53%
10,634,600  Arcelik...............................................................      243,705
                                                                                    -----------
            ELECTRONICS--1.74%
 9,861,058  Vestel Electronic (a).................................................      804,621
                                                                                    -----------
            FINANCIAL SERVICES--5.63%
95,008,100  Turkiye Is Bankasi....................................................    2,606,080
                                                                                    -----------
            RETAIL--1.86%
 1,015,000  Migros Turkey.........................................................      863,440
                                                                                    -----------
                                                                                      5,896,935
                                                                                    -----------

TOTAL EQUITIES (cost $34,631,905).................................................   43,346,033
                                                                                    -----------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--6.48%
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                                                                VALUE
----------                                                                          -----------
  US$3,000  Agreement with State Street Bank and Trust Co., 3.75% dated 10/30/98 to be repurchased 11/02/98 in the amount of $3,000,938 collateralized by $3,035,000 Federal Home Loan Bank, 5.695% due 8/18/00 (cost
            $3,000,000)...........................................................  $ 3,000,000
                                                                                    -----------

TOTAL INVESTMENTS (cost $37,631,905)--100.02%.....................................   46,346,033
Liabilities in excess of other assets--(0.02)%....................................       (8,126)
                                                                                    -----------
NET ASSETS (applicable to 2,807,169 shares; equivalent to $16.51 per share)--100.00%...................................................................  $46,337,907
                                                                                    -----------
                                                                                    -----------

-------------
   (a) Non-income producing security.

   (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional buyers. These securities total $4,522,426 or 9.76% of net assets.

 ADR - American Depositary Receipt.

 GDR - Global Depositary Receipt.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  OCTOBER 31, 1998
                                                                                                  ----------------
ASSETS
Investments in securities, at value (cost $37,631,905)..........................................   $   46,346,033
Cash (including foreign currency of $64,678 with a cost of $66,830).............................          125,481
Receivable for investments sold.................................................................        1,455,126
Dividends and interest receivable...............................................................          321,373
Deferred organizational expenses................................................................           75,378
Prepaid expenses................................................................................           35,821
                                                                                                  ----------------
    Total assets................................................................................       48,359,212
                                                                                                  ----------------

LIABILITIES
Payable for investments purchased...............................................................        1,782,599
Investment advisory fee payable.................................................................           50,182
Administration fee payable......................................................................           10,616
Accrued expenses and other liabilities..........................................................          177,908
                                                                                                  ----------------
    Total liabilities...........................................................................        2,021,305
                                                                                                  ----------------

NET ASSETS
Common stock, $0.001 par value; 2,807,169 shares issued and outstanding
  (100,000,000 shares authorized)...............................................................            2,807
Additional paid-in capital......................................................................       37,080,728
Accumulated net investment loss (including dividends in excess of net investment income of
  $635,842).....................................................................................         (668,500)
Accumulated net realized gain...................................................................        1,219,579
Net unrealized appreciation of investments and other assets and liabilities
  denominated in foreign currency...............................................................        8,703,293
                                                                                                  ----------------
    Net assets applicable to shares outstanding.................................................   $   46,337,907
                                                                                                  ----------------
                                                                                                  ----------------
NET ASSET VALUE PER SHARE.......................................................................           $16.51
                                                                                                  ----------------
                                                                                                  ----------------

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                                    FOR THE YEAR
                                                                                                   ENDED OCTOBER
                                                                                                      31, 1998
                                                                                                  ----------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $62,595).........................................   $    1,738,084
Interest........................................................................................           28,770
                                                                                                  ----------------
                                                                                                        1,766,854
                                                                                                  ----------------
EXPENSES
Investment advisory fees........................................................................          690,854
Custody and accounting fees.....................................................................          246,012
Legal and audit fees............................................................................          215,378
Directors' fees and expenses....................................................................          129,873
Administration fees.............................................................................          125,000
Amortization of organizational expenses.........................................................           73,757
Shareholder reports expense.....................................................................           48,708
Insurance expense...............................................................................           41,078
New York Stock Exchange listing fee.............................................................           16,170
Transfer agent fees and expenses................................................................           14,196
Other expenses..................................................................................            4,791
                                                                                                  ----------------
Total expenses..................................................................................        1,605,817
                                                                                                  ----------------
Net investment income...........................................................................          161,037
                                                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investments...................................................................................        1,304,579
  Foreign currency transactions.................................................................         (125,647)
Net change in unrealized appreciation/depreciation of:
  Investments...................................................................................      (11,792,380)
  Other assets and liabilities denominated in foreign currency..................................          (10,110)
                                                                                                  ----------------
Net realized and unrealized loss on investments and foreign currency transactions...............      (10,623,558)
                                                                                                  ----------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS...........................................   $  (10,462,521)
                                                                                                  ----------------
                                                                                                  ----------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE YEAR       FOR THE YEAR
                                                                        ENDED               ENDED
                                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                   ----------------   -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income............................................    $   161,037         $    32,959
Net realized gain on investments and foreign currency
  transactions...................................................      1,178,932           2,619,799
Net change in unrealized appreciation/depreciation of investments and other assets and liabilities denominated in foreign
  currency.......................................................    (11,802,490)         15,152,942
                                                                   ----------------   -----------------
Total from investment operations.................................    (10,462,521)         17,805,700
                                                                   ----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
In excess of net investment income...............................       (635,842)           --
From net realized gain on investments............................     (2,930,105)           (596,240)
                                                                   ----------------   -----------------
Total dividends and distributions................................     (3,565,947)           (596,240)
                                                                   ----------------   -----------------
Net increase (decrease) in net assets............................    (14,028,468)         17,209,460

NET ASSETS
Beginning of period..............................................     60,366,375          43,156,915
                                                                   ----------------   -----------------
End of period....................................................    $46,337,907         $60,366,375
                                                                   ----------------   -----------------
                                                                   ----------------   -----------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") was incorporated in the State of Maryland on July 29, 1994, as a non-diversified, closed-end management investment company. Prior to commencing operations on November 4, 1994, the Fund had no operations other than the sale to Foreign & Colonial Emerging Markets Limited (the "Investment Adviser") of 7,169 shares of common stock for $100,008 on October 25, 1994. Organizational costs of $370,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--Portfolio securities for which market quotations are readily available are valued at the last sale price prior to the time of determination if there was a sale on the date of determination or if there was no sale on such day, at the mean between the last current bid and asked prices, or if there was no asked price, the bid price. Securities for which reliable market quotations or pricing services are not readily available are valued at fair value using methods determined in good faith by, or under procedures established by the Fund's Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing rates of exchange on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

U.S. FEDERAL INCOME TAXES--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during each calandar year, the Fund intends not to be subject to U.S. federal excise tax. Withholding taxes on foreign dividends and interest have been provided for in accordance with the applicable tax requirements.

FOREIGN TAXES--The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the foreign countries in which it invests.

NOTE 2  INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. As compensation for its services, the Investment Adviser is paid a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. As compensation for its services, the Administrator is paid a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $125,000.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at October 31, 1998 was $38,475,905. Accordingly, net unrealized appreciation of investments of $7,870,128 was comprised of gross appreciation of $10,325,447 for those investments having an excess of value over cost and gross depreciation of $2,455,319 for those investments having an excess of cost over value.

For the year ended October 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $24,527,071 and $30,382,717, respectively.

NOTE 4  CONCENTRATION OF RISK

Investment in Middle East issuers involves certain risks and special considerations which are not typically associated with investing in securities issued by U.S. or Western European companies or governments, as a result of, among other things, future political and economic developments and the level of governmental supervision and regulation of the securities markets. In particular, securities markets and currencies of many Middle East countries, similar to those of other emerging market countries, have been subject to substantial price volatility and sudden market declines. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 5  CAPITAL STOCK

There were no transactions in common stock for the years ended October 31, 1998 and October 31, 1997.

At October 31, 1998, The Foreign & Colonial Emerging Markets Investment Trust, The Global Emerging Markets Ex-Pacific Asia Fund and The Global Emerging Markets Investment Co., each of whom are deemed to be affiliates of the Investment Adviser under U.S. securities laws, owned 84,215, 6,403 and 2,886 shares, respectively, of the Fund.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below.

                                                                                                 FOR THE PERIOD
                                                            FOR THE YEAR ENDED OCTOBER 31,     NOVEMBER 4, 1994*
                                                          ----------------------------------        THROUGH
                                                             1998        1997        1996       OCTOBER 31, 1995
                                                          ----------  ----------  ----------  --------------------
Net asset value, beginning of period....................  $   21.50   $    15.37  $   13.45        $    14.04**
                                                          ----------  ----------  ----------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)............................       0.06         0.01      (0.03)             0.02
Net realized and unrealized gain (loss) on investments
 and foreign currency transactions......................      (3.78)        6.33       1.95             (0.06)
                                                          ----------  ----------  ----------         --------
  Total from investment operations......................      (3.72)        6.34       1.92             (0.04)
                                                          ----------  ----------  ----------         --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
In excess of net investment income......................      (0.23)      --          --               --
From net realized gain on investments...................      (1.04)       (0.21)     --               --
                                                          ----------  ----------  ----------         --------
  Total dividends and distributions.....................      (1.27)       (0.21)     --               --
                                                          ----------  ----------  ----------         --------
CAPITAL SHARE TRANSACTIONS
Offering costs charged to additional
 paid-in capital........................................      --          --          --                (0.55)
                                                          ----------  ----------  ----------         --------
Net asset value, end of period..........................     $16.51       $21.50      $15.37            $13.45
                                                          ----------  ----------  ----------          --------
                                                          ----------  ----------  ----------          --------
Market value, end of period.............................  $    13.375 $    17.75  $    12.375 $          11.00
                                                          ----------  ----------  ----------          --------
                                                          ----------  ----------  ----------          --------
Total investment return (a)(b)..........................      (19.01)%      45.46%      12.50%           (21.65)%
                                                          ----------  ----------  ----------          --------
                                                          ----------  ----------  ----------          --------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................  $46,338     $   60,366  $43,157     $         37,756
Ratio of expenses to average net assets.................     2.91%          2.89%(c) 3.16%(c)             2.99%(d)(e)
Ratio of net investment income (loss) to average net
 assets.................................................     0.29%          0.06%(c)(0.23)%(c)            0.13%(d)(e)
Portfolio turnover......................................       45%            57%      30%                  19%

-------------------
NOTES:

 * Commencement of operations.

** Initial public offering price of $15.00 per share less an average underwriting discount of $0.96 per share.

(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(b) Total investment return for a period of less than one year is not annualized.

(c) The Administrator waived a portion of its fees during the years ended October 31, 1997 and 1996. If such waivers had not been made, the ratio of expenses to average net assets would have been 2.92% and 3.25%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.03% and (0.32)%, respectively.

(d) Annualized.

(e) The Investment Adviser and Administrator waived a portion of their fees during the period. If such waivers had not been made, the annualized ratio of expenses to average net assets would have been 3.11% and the annualized ratio of net investment income to average net assets would have been 0.01%.

REPORT OF THE INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Foreign & Colonial Emerging Middle East Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 4, 1994 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York

December 8, 1998

CORPORATE INFORMATION

DIRECTORS

Fred Arthur Rank Packard, Chairman
Bassam Aburdene
Abdulwahab Al-Mulla
Karen J. Clarke
Albert Francke
Walter M. Noel, Jr.
David C. Patterson

OFFICERS

Karen J. Clarke                         President
Arnab Banerji                           Executive Vice President
Jeffrey Chowdhry                        Executive Vice President
James Graham-Maw                        Vice President
Michael Gabriel                         Treasurer & Secretary

INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

FC98A

                                                                          [LOGO]

The Foreign & Colonial Emerging Middle East Fund, Inc.
1285 Avenue of the Americas
New York, NY 10019
Telephone: 212-713-2848
Fax: 212-713-4058

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY
Telephone: 44-171-628-1234
Fax: 44-171-628-2281

                     [LOGO]